07/24/97

                               TENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THE TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Tenth Amendment") is made as of the 25th day of July, 1997 by and among Morgan Products Ltd., a Delaware corporation having its chief executive office at 469 McLaws Circle, Williamsburg, Virginia 23185 ("Borrower"), the lenders who are or who may from time to time become signatories hereto ("Lenders") and Fleet Capital Corporation, a Connecticut corporation having an office at 20800 Swenson Drive, Waukesha, Wisconsin 53186 ("FCC") which is the successor-in-interest to Barclays Business Credit, Inc., as agent for the Lenders ("FCC," in such capacity being "Agent").

                              W I T N E S S E T H:

         WHEREAS, FCC, as Agent and Lender, and Borrower entered into a certain Loan and Security Agreement dated as of July 14, 1994 as amended by (i) a certain First Amendment to Loan and Security Agreement ("First Amendment") dated as of September 30, 1994 by and among Agent, Borrower and the lender signatories thereto, (ii) a certain Second Amendment to Loan and Security Agreement ("Second Amendment") dated as of October 20, 1994 by and among Agent, Borrower and the lender signatories thereto, (iii) a certain First (sic) Amendment to Loan and Security Agreement dated as of March 29, 1995 by and among Agent, Borrower and the lender signatories thereto, (iv) a certain Fourth Amendment to Loan and Security Agreement dated as of October 30, 1995 by and among Agent, Borrower and the lender signatories thereto, (v) a certain Fifth Amendment to Loan and Security Agreement dated as of June 30, 1996 by and among Agent, Borrower and the lender signatories thereto, (vi) a certain Sixth Amendment to Loan and Security Agreement dated as of August 30, 1996 by and among Agent, Borrower and the Lender signatories thereto, (vii) a certain Seventh Amendment to Loan and Security Agreement dated as of October 22, 1996 by and among Agent, Borrower and the Lender signatories thereto, (viii) a certain Eighth Amendment to Loan and Security Agreement dated as of March 13, 1997 by and among Agent, Borrower and the Lender signatories thereto and (ix) a certain Ninth Amendment to Loan and Security Agreement dated as of May 15, 1997 by and among Agent, Borrower and the Lender signatories thereto. Said Loan and Security Agreement, as amended from time to time, is hereinafter referred to as the "Loan Agreement"; and

         WHEREAS, Borrower, Lenders and Agent desire to amend and modify certain provisions of the Loan Agreement.

         NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Lenders and Agent to Borrower, the parties hereto hereby agree as follows:

         1. Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

         2. Amended Definitions and Deleted Definitions. (a) The definitions of "Borrowing Base", "Commitment Termination Date", "Interest Coverage Ratio", "LIBOR Option," "LIBOR Rate," "LIBOR Request", "LIBOR Revolver Added Rate", "LIBOR Revolving Credit Portion", "Loans", "Maximum Revolving Credit Loan", "Mortgages" "Prime Revolver Added Rate", "Prime Revolving Credit Portion", "Statutory Reserves" and "Tax" contained in Section 1.1 of the Loan Agreement are hereby deleted and the following are inserted in their stead:

         "1.1 Defined Terms. When used herein, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                                              *          *          *

                  "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                  (a)      the Maximum Revolving Credit Loan; and

                  (b)      an amount equal to:

                           (i) eighty-five percent (85%) or such lesser percentage as Agent in its reasonable discretion deems appropriate, of the net amount of Eligible Accounts outstanding at such date:

                                                       PLUS

                           (ii) the lesser of (A) Forty Million Dollars ($40,000,000) and (B) sixty percent (60%) or such lesser percentage as Agent in its reasonable discretion deems appropriate of the value of Eligible Inventory at such date consisting of raw materials and finished goods, calculated on the basis of the lower of cost or market, as determined by Agent, in its reasonable discretion, on a first-in, first-out ("FIFO") basis;

                                    MINUS (subtract from the lesser of clauses
                                    (a) and (b) above)

                  (c) an amount equal to the sum of (A) the face amount of all LC Guaranties and Letters of Credit issued by Agent or Bank and outstanding at such date, plus (B) any amounts which Agent and/or Lenders may then be obligated to pay for the account of Borrower under this Agreement.

                  For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which, if granted outside the ordinary course of business as in effect on the Closing Date, may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time, all as determined by Agent in the reasonable exercise of its discretion.

                                              *          *          *

                  Commitment Termination Date - the earliest of (i) July 14, 2000, (ii) the date of termination of the commitment to make further Revolving Credit Loans pursuant to Section 3.3 or 3.4 hereof, and (iii) the date of termination of the commitment to make further Revolving Credit Loans pursuant to Section 11.2 hereof.

                                              *          *         *

                  Interest Coverage Ratio - with respect to any fiscal period, the ratio of Borrower's (a) net income before interest, income tax expense, depreciation expense, amortization expense, any gain or loss (in excess of $40,000 within the immediately previous twelve month period) from the sale of assets outside the ordinary course of business and any charge or expense to net income (in an amount not to exceed $5,500,000 in total for fiscal year 1996 and the partial fiscal year ended July 5, 1997) in respect to the restructuring of Borrower for or taken within such period to (b) Borrower's interest expense for such period.

                                              *          *          *

                  LIBOR Added Rate - Two and one quarter percent (21/4%).

                  LIBOR Option - the option granted pursuant to Section 3.1(B) to have the interest on all or any portion of the principal amounts on the Revolving Credit Loan or the Acquisition Term Loans based on a LIBOR Rate.

                                              *          *          *

                  LIBOR Rate - with respect to any LIBOR Portion for the related LIBOR Period, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/8 of 1%) equal to the product of (a) the Base LIBOR Rate (as hereinafter defined) and (b) Statutory Reserves. For purposes of this definition, the term "Base LIBOR Rate" shall mean the rate (rounded to the nearest 1/8 of 1% or, if there is no nearest 1/8 of 1%, the next higher 1/8 of 1%) at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion specified in the applicable LIBOR Request are offered to Bank by prime banks, in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination of Agent of any LIBOR Rate shall in the absence of manifest error, be conclusive, and at Borrower's request, Agent shall demonstrate the basis for such determination.

                  LIBOR  Request  -  a  notice  in  writing  (or  by  telephonic communication confirmed by telex, telecopy or other facsimile transmission on the same day as the telephone request) from Borrower to Agent requesting that interest on the Revolving Credit Loan or Acquisition Term Loans be based on the LIBOR Rate, specifying: (i) the first day of the LIBOR Period, (ii) the length of the LIBOR Period consistent with the definition of that term, and (iii) a dollar amount of the LIBOR Portion consistent with the definition of such terms.

                  LIBOR Portion - that portion of the Revolving Credit Loan and/or Acquisition Term Loans specified in a LIBOR Request (including any Revolving Credit Loan or Acquisition Term Loan which is being borrowed by Borrower concurrently with such LIBOR Request) which is not less than $2,500,000 and an integral multiple of $100,000, which does not exceed the outstanding balance of Revolving Credit Loans and Acquisition Term Loans (including any Revolving Credit Loan or Acquisition Term Loan, as applicable, which is being borrowed by Borrower concurrently with such LIBOR Request) not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Portion, has met the conditions for basing interest on the LIBOR Rate in Section 3.1(B) hereof and the LIBOR Period of which was commenced and not terminated. Each LIBOR Portion shall be allocated among Lenders in accordance with their respective Revolving Credit Percentage and/or Acquisition Term Loan Percentage, as applicable.

                                              *          *          *

                  Loans - all loans and advances of any kind made by any Lender pursuant to the Agreement.

                                              *          *         *

                  Maximum Revolving Credit Loan - Seventy Five Million Dollars ($75,000,000); provided, however, that on at least thirty (30) days prior written notice to Agent and Lenders, Borrower may increase the Maximum Revolving Credit Loan to an amount not to exceed Eighty Million Dollars ($80,000,000) if (x) any such increase is made for the purpose of funding the purchase price of a Permitted Acquisition and (y) after giving effect to any such increase, there are no existing and continuing Defaults or Events of Default; and provided, further, however, that on at least thirty (30) days' prior written notice to Agent, Borrower may reduce the amount of Maximum Revolving Credit Loan by an amount not less than One Million Dollars ($1,000,000) and an integral multiple of One Hundred Thousand Dollars ($100,000). Once the amount of the Maximum Revolving Credit Loan has been reduced by Borrower, it shall not be thereafter increased.
 .
                                              *          *         *

                  Mortgages - the mortgages or deeds of trust to be executed by Borrower on or about the Closing Date (in respect to the real Property specified in clauses (i) and (ii) below) or the Tenth Amendment
         Effective  Date (in respect to the real  Property  specified  in clause
         (iii) below) in favor of Agent, for its benefit and the ratable benefit of Lenders by which Borrower shall grant and convey to Agent, for its benefit and the ratable benefit of Lenders, as security for the Obligations, a Lien upon the real Property of Borrower located in (i) Springfield, Oregon, (ii) Lexington, North Carolina and (iii) Oshkosh, Wisconsin. Agent and Lenders acknowledge that Borrower has prior to the Tenth Amendment Effective Date sold the real Property located in (i) Springfield, Oregon and (ii) Lexington, North Carolina.

                                              *          *         *

                  Prime Added Rate - one-half of one percent (1/2%).

                  Prime Portion - that portion of the Revolving Credit Loan and/or Acquisition Term Loans not subject to a LIBOR Option.

                                              *          *         *

                  Statutory Reserves - a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board and any other banking authority to which Bank or any Lender is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board or any successor thereto). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Portions shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to Bank or any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                                              *          *         *

                  Tax - in relation to any LIBOR Portion and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required by any Legal Requirement (i) to be paid by any Lender and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by Borrower to any Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of any Lender."

         (b) The definitions of "Interest Rate Coverage Ratio" and "Inventory Percentage" are hereby deleted from the Loan Agreement.

         3. Additional Definitions. The following are inserted into Section 1.1 of the Loan Agreement:

         "1.1     Defined Terms.  When used herein, the following terms
shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa).

                  Acquisition Conditions - the items (i) through (x) contained in the definition of Permitted Acquisitions.

                  Acquisition Term Loan Commitment - as defined in Section 2.6 of this Agreement.

                  Acquisition Term Loan(s) - as defined in Section 2.6 of this Agreement.

                  Acquisition Term Note(s) - as defined in Section 2.6 of this Agreement.

                  Acquisition Term Loan Percentage - as defined in Section 2.6 of this Agreement.

                                              *          *          *

                  B of A - Bank of America National Trust and Savings Association, successor by merger to Bank of America Illinois. All references, to "BAI" or "Bank of America Illinois" in the Agreement and the other Loan Documents shall be deemed to be references to B of A or Bank of America National Trust and Savings Association as applicable.

                                              *          *          *

                  Fixed Charge Coverage Ratio - with respect to any fiscal period, the ratio of Borrower's (a) net income plus (i) depreciation and amortization expense, minus (ii) Capital Expenditures (other than the principal portion of payments with respect to Capitalized Lease Obligations) made within such period to (b) the sum of (i) the principal portion of payments made within such period with respect to Capitalized Lease Obligations, plus (ii) the total amount of Retirement Income Plan payments made within such period plus (iii) the aggregate amount of all principal installments scheduled to be made within such period in respect to outstanding Acquisition Term Loans.

                  Permitted Acquisition(s) - means any acquisition(s) by Borrower of assets or all of the outstanding capital stock of a Person, which in either case, constitutes a business unit and which acquisition is closed prior to the Commitment Termination Date so long as each of the following conditions precedent (collectively, the "Acquisition Conditions") have been fulfilled to the satisfaction of Agent:

                           (i) no Default or Event of Default shall have occurred and be continuing at the time of such acquisition or would occur as a result thereof;

                           (ii) the business unit being  acquired (the "Target")
                  is primarily located in the United States of America and is in the same line of business as Borrower's Morgan Distribution Division;

                           (iii) the aggregate purchase price for the Target does not exceed Seven Million Five Hundred Dollars ($7,500,000) ;

                           (iv) average Excess Revolving Credit Loan Availability for the thirty days prior to the consummation of the proposed acquisition and Excess Revolving Credit Loan Availability immediately after giving effect to the proposed acquisition equals or exceeds Eight Million Dollars ($8,000,000);

                           (v) Borrower and Target shall have executed such amendments to the Loan Agreement, assumption agreements, security agreements, guarantees, financing statements, promissory notes or other loan documentation as reasonably requested by Agent to, inter alia, make the Target a guarantor of the Obligations or co-borrower under the Loan Agreement, as determined by Agent in its sole discretion, and to grant to Agent for its benefit and the ratable benefit of Lenders a first, perfected security interest in substantially all of the assets of the Target;

                           (vi) Agent shall have received projections of Borrower's and the Target's pro forma financial projections, in form and substance reasonably acceptable to Agent, which projections shall demonstrate to Agent's satisfaction that, upon the consummation of the proposed acquisition, Borrower and the Target on a consolidated basis will remain in compliance with the provisions of Section 9.3 of the Loan Agreement;

                           (vii) Agent shall have  received a certified  copy of
                  resolutions of the Board of Directors (or the Executive Committee of the Board of Directors, if so empowered) of Borrower and the Board of Directors (or comparable governing body) of Target approving the acquisition of the Target;

                           (viii) Agent or any Lender, if, in its sole discretion has elected to do so or has requested Agent to do so, shall have completed an audit of the Target's working capital assets (inventory and accounts receivable) to be included in the Borrowing Base and the results of such audit shall have been satisfactory to Agent;

                           (ix) Borrower's Interest Coverage Ratio (computed without adding back to net income any restructuring charge or reserve) for the twelve month period most recently ended prior to the closing date for the proposed acquisition shall be 2.0 to 1 or greater. Borrower, Lenders and Agent agree that the Acquisition Condition contained in this clause (ix) may only be waived with the consent of all Lenders; and

                           (x) Agent shall have received a certificate, in form,
                  scope and substance acceptable to the Agent and in such detail as Agent shall have required, of the chief financial officer of the Borrower demonstrating or confirming, as the case may be, satisfaction of each of the conditions precedent listed in clauses (i)
                  through (ix) above (such certificate being required to be delivered to Agent at least fifteen (15) Business Days' prior to the date of any such acquisition) and Agent shall not have, within ten (10) Business Days following such delivery, objected to the designation of such acquisition as a "Permitted Acquisition" or questioned any calculation or assertion contained in such certificate, in any case, in writing."

                                              *          *          *

                           Tenth  Amendment  Effective  Date - the date on which
                  all of the conditions precedent listed in Section 14 of the Tenth Amendment have been satisfied or waived.

                                              *          *          *

                           Wahlfeld  Acquisition  Documents - that certain Asset
                  Purchase Agreement by and among Morgan Products Ltd., Wahlfeld Manufacturing Company and Ted Wahlfeld and John Wahlfeld and dated July 15, 1997, all exhibits and schedules thereto, all amendments and modifications thereto and all other documents, instruments and agreements executed in connection therewith and the transactions contemplated thereby. Borrower represents and warrants to Agent and Lenders that true and correct copies of all Wahlfeld Acquisition Documents existing as of the Tenth Amendment Effective Date have been delivered by Borrower to Agent.

         4.       Acquisition Term Loan and Acquisition Term Loan
Commitments. The following is inserted into the Loan Agreement as Section 2.6:

         "2.6 Acquisition Term Loan; Acquisition Term Loan Commitment. (A) During the period between the Tenth Amendment Effective Date and the Commitment Termination Date, each Lender agrees, for so long as no Default or Event of Default exists, to make acquisition term loans ("Acquisition Term Loan(s)") to Borrower to finance Permitted Acquisitions. The aggregate amount of the Acquisition Term Loans to be made by each Lender (such Lender's "Acquisition Term Loan Commitment"), pursuant to the terms hereof, shall be the amount set below such Lender's name on the signature pages hereof. The aggregate principal amount of the Acquisition Term Loan Commitments is Ten Million Dollars ($10,000,000). The percentage equal to the quotient of (x) each Lender's Acquisition Term Loan Commitment, divided by (y) the aggregate of all
Acquisition Term Loan Commitments, is that Lender's "Acquisition Term Loan Percentage." Subject to all of the terms and conditions of this Agreement, including, without limitation, satisfaction of each of the Acquisition Conditions in respect to the applicable potential acquisition, each Lender agrees, for so long as no Default or Event of Default exists, to make Acquisition Term Loans to Borrower from time to time, as requested by Borrower in accordance with the terms of Section 3.1 hereof, up to a maximum principal amount at any time outstanding equal to the product of (A) Ten Million Dollars ($10,000,000), multiplied by (B) such Lender's Acquisition Term Loan Percentage. No portion of any Acquisition Term Loan may be reborrowed following repayment or prepayment thereof. The foregoing notwithstanding, Lenders shall not be required to make any Acquisition Term Loans, unless, inter alia, all Acquisition Conditions in respect to the applicable acquisition have been satisfied.

         (B) Each Acquisition Term Loan shall be in an amount equal to One Million Dollars ($1,000,000) or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof and shall be made on the date specified in the written notice or telephonic notice (confirmed in writing) for such
Acquisition Term Loan, as described in Section 2.6(D) hereof. All such Acquisition Term Loans shall be secured by the Collateral. The principal amount of any Acquisition Term Loan shall be amortized on the basis of sixty (60) monthly payments, commencing the first day of the calendar month after the calendar month in which the Acquisition Term Loan is made (September 1, 1997 in respect to the initial Acquisition Term Loan); provided that the entire principal balance of all Acquisition Term Loans shall be due on the Commitment Termination Date. The amount of such scheduled monthly payments shall be 1.167% of the initial principal amount of such Acquisition Term Loan for the first thirty-six monthly payments, 2.417% of the principal amount of such Acquisition Term Loan for the next twenty-three (23) monthly payments, and the remaining outstanding principal balance of such Acquisition Term Loan for the sixtieth
(60th) monthly payment. Each Acquisition Term Loan shall be evidenced by promissory notes to be executed and delivered by Borrower to Lenders on or prior to the date of such Acquisition Term Loan, the form of which is attached hereto and made a part hereof as Exhibit A-1 (the "Acquisition Term Note(s)"), shall bear interest as specified in Section 3.1 and shall be repayable in accordance with the terms hereof and of the Acquisition Term Notes.

         (C) Except as otherwise provided in Section 2.6(D), each Acquisition Term Loan shall be made on notice, given not later than 11:00 a.m. (Milwaukee time) on the Business Day of the Acquisition Term Loan, by Borrower to Agent, which shall give to each Lender prompt written notice thereof by telecopier, telex or cable. Each such notice (a "Notice of Acquisition Term Loan") shall be in writing or by telephone to Agent at (414) 798-4800, confirmed immediately in writing, specifying therein the requested date and amount of such Acquisition Term Loan. Each Lender shall, not later than 2:00 p.m. (Milwaukee time) on each requested date, wire to a bank designated by Agent the amount of that Lender's Acquisition Term Loan Percentage of the requested Acquisition Term Loan. Agent shall, before 2:30 P.M. (Milwaukee time) on the date of the proposed Acquisition Term Loan, subject to the provisions hereof, wire to a bank designated by Borrower and reasonably acceptable to Agent, the amount of such Acquisition Term Loan to the extent received from the Lenders. The failure of any Lender to make the Acquisition Term Loan to be made by it shall not relieve any other Lender of its obligation hereunder to make its Acquisition Term Loan. Neither Agent nor any other Lender shall be responsible for the failure of any other Lender to make the Acquisition Term Loan to be made by such other Lender. The foregoing notwithstanding, unless otherwise notified by any Lender, Agent, in its sole discretion, may, from its own funds, make a Acquisition Term Loan on behalf of any Lender hereto. In such event, the Lender on behalf of whom Agent made the Acquisition Term Loan shall reimburse Agent for the amount of Acquisition Term Loan so made on its behalf, on a weekly (or more frequent basis as determined by Agent, in its sole discretion) basis and the entire amount of interest attributable to such Acquisition Term Loan for the period from the date on which said Acquisition Term Loan was made by Agent on such Lender's behalf until Agent is reimbursed by such Lender, shall be paid to Agent. The foregoing notwithstanding, Lenders shall not be required to make any Acquisition Term Loans, unless, inter alia, all Acquisition Conditions in respect to the applicable acquisition have been satisfied.

         If at any time one or more Lenders refuse or fail to make a requested Revolving Credit Loan or Acquisition Term Loan when all conditions to a Revolving Credit Loan or Acquisition Term Loan have been satisfied or waived, then Agent may, at its option, but shall have no obligation whatsoever to, purchase all, but not less than all, of the Revolving Credit Notes and Acquisition Term Notes held by the Lender(s) who so fail or refuse, and to assume such Lender's commitments to make future Revolving Credit Loan or Acquisition Term Loans and each such Lender shall be obligated to sell and transfer such Revolving Credit Notes and Acquisition Term Notes to Agent for a price in cash equal to the principal balance outstanding plus all accrued but unpaid interest thereon plus all accrued fees due any such Lender under the terms hereof, and the foregoing provisions of this Section will be applicable to Agent with respect to the Revolving Credit Notes or Acquisition Term Notes so purchased by it. Any such purchase, however, shall not relieve any such Lender from any breach of contract claims available to Agent and/or Borrower against such Lender as a result of its failure to make any such Revolving Credit Loan or Acquisition Term Loan.

         (D) The first such Acquisition Term Loan shall, subject to all of the terms and conditions contained herein, be made on the Tenth Amendment Effective Date to fund, in part, the purchase price payable in connection with the transactions contemplated by the Wahlfeld Acquisition Documents. Agent and Lenders agree to waive compliance with the Acquisition Conditions in respect to the acquisition contemplated by the Wahlfeld Acquisition
Documents and hereby consent to such acquisition.

         5.       Interest Rates and Unused Line Fee.  Sections 3.1 (A),
(B) and (D) of the Loan Agreement are hereby deleted and the following are inserted in their stead:

         "3.1.    Interest, Fees and Charges.

                  (A) Interest. (i) Interest shall accrue on the Prime Portion outstanding at the end of each day (computed on the basis of a calendar year of 360 days) at a fluctuating rate per annum equal to the sum of Prime Added Rate plus the Base Rate. After the date hereof, the foregoing rate of interest shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective on the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof.

                           (ii)  Interest shall accrue on each LIBOR Portion
outstanding at the end of each day (computed on the basis of a calendar year of 360 days) at rates equal to the sum of the LIBOR Rate applicable to each such LIBOR Portion plus the LIBOR Added Rate.

                  (B)      LIBOR Option.

                           (i)      Conditions for Basing Interest on the LIBOR
Rate.  Upon the condition that:

                                    (a)  Agent  shall  have   received  a  LIBOR
                  Request from Borrower at least three (3) Business Days prior to the first day of the LIBOR Period requested;

                                    (b)     There shall have occurred no change
                  in applicable law which would make it unlawful for Lenders to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market;

                                    (c) As of the date of the LIBOR  Request and
                  the first day of the LIBOR Period, there shall exist no Default or Event of Default which has not been waived by Required Lenders;

                                    (d) Agent shall not have  determined in good
                  faith that Lenders are unable to determine the LIBOR Rate in respect of the requested LIBOR Period or that Lenders are unable to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period; and

                                    (e)     As of the first date of the LIBOR
                  Period, there are no more than six outstanding LIBOR Portions including the LIBOR Portion in question;

then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate. Agent shall give each Lender prompt written notice by telecopier, telex or cable of any LIBOR Request made by Borrower in accordance with the terms hereof.

                           (ii)    Indemnification for Funding and Other Losses.
Each LIBOR Request shall be irrevocable and binding on Borrower. Borrower shall indemnify Agent and Lenders as a result of any failure on the part of Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement or as a result of the prepayment of the applicable LIBOR Portion prior to the last day of the applicable LIBOR Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Agent or Lenders to fund or maintain the requested LIBOR Portion, when, as a result of such failure on the part of Borrower or prepayment by Borrower, interest on such LIBOR Portion is not based on the applicable LIBOR Rate for the requested LIBOR Period.

                           (iii)    Change in Applicable Laws, Regulations,
etc. If any Legal Requirement shall make it unlawful for any Lender to fund through the purchase of U.S. dollar deposits any LIBOR Portion, or otherwise to give effect to its obligations as contemplated under this Section 3.1(B), or shall impose on any Lender any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of such Lender which includes any LIBOR Portion, or shall impose on any Lender any restrictions on the amount of such a category of liabilities or assets which such Lender may hold, (i) Agent may by notice thereof to Borrower terminate the LIBOR Option, with respect to the Revolving Credit Loans or Acquisition Term Loans made or to be made by such Lender (ii) any LIBOR Portion of such Lender's Revolving Credit Loans or Acquisition Term Loans subject thereto shall immediately bear interest thereafter at the rate provided for in Section 3.1(A) payable on the dates provided for in Sections 3.5(B)(1), and 3.5(B)(2). Borrower shall indemnify Agent and Lenders against any loss, penalty or expense incurred by Lenders by reason of the liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain such LIBOR Portion. If conditions subsequently change so that the foregoing conditions no longer exist, such Lender shall promptly notify Borrower and Agent and upon receipt of such notice the LIBOR Option shall be reinstated.

                           (iv)     Taxes.  It is the understanding of Borrower
and Agent and Lenders that Lenders shall receive payments of amounts of principal of and interest on the Revolving Credit Notes and the Acquisition Term Notes, with respect to the LIBOR Portions from time to time subject to a LIBOR Option free and clear of, and without deduction for, any Taxes. If (i) any Lender shall be subject to any such Tax in respect of any such LIBOR Portion or any part thereof or, (ii) Borrower shall be required to withhold or deduct any such Tax from any such amount, the LIBOR Rate applicable to such LIBOR Portion shall be adjusted by Agent on behalf of any such Lender to reflect all additional costs incurred by such Lender in connection with the payments by any such Lender or the withholding by Borrower of such Tax and Borrower shall provide Agent and such Lender with a statement detailing the amount of any such Tax actually paid by Borrower. Determination by Agent of the amount of such costs shall, in the absence of manifest error, be conclusive, and at Borrower's request, Agent shall demonstrate the basis of such determination. If after any such adjustment, any part of any Tax paid by any such Lender is subsequently recovered by any such Lender, such Lender shall reimburse Borrower to the extent of the amount so recovered. A certificate of an officer of such Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive.

                                            *            *            *
         (D) Unused Line Fee. Borrower shall pay to Agent for the ratable benefit of Lenders an unused line fee equal to the sum of (x) one-half of one percent (1/2%) per annum of the average monthly amount by which Eighty Million Dollars ($80,000,000) less any amount by which Borrower has reduced the Maximum Revolving Credit Loan in accordance with the terms hereof exceeds the sum of the outstanding principal balance of the Revolving Credit Loans plus the aggregate amount of all outstanding Letters of Credit and LC Guaranties plus (y) one-half of one percent (1/2%) per annum of the average monthly amount by which Ten Million Dollars ($10,000,000) exceeds the amount of undrawn Acquisition Term Loan Commitments. The unused line fee shall be payable monthly in arrears on the first day of each calendar month hereafter. Such unused line fee shall be computed on the basis of a 360 day calendar year."

         6. Term of Agreement. Section 3.3 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

         "3.3. Term of Agreement. Subject to Lenders' right to cease making Loans to Borrower at any time upon or after the occurrence and during the continuance of any Default or Event of Default and subject to Borrower's right to terminate this Agreement pursuant to Section 3.4, this Agreement shall be in effect for a period through and including July 14, 2000 (the "Term")."

         7. Section 3.5 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

         "3.5. Payments. Except where evidenced by notes or other instruments issued or made by Borrower to Lenders specifically containing payment provisions which are in conflict with this Section 3.5 (in which event the conflicting provisions of said notes or other instruments shall govern and control), that portion of the Obligations consisting of:

                  (A) Principal, payable on account of Revolving Credit Loans made by Lenders to Borrower pursuant to Section 2.1 of this Agreement, shall be payable by Borrower to Agent, on behalf of Lenders, immediately upon the earliest of (i) the receipt by Agent or any Lenders or Borrower of any proceeds of any of the Collateral consisting of Accounts or Inventory, to the extent of said proceeds, which proceeds shall be deposited in the Dominion Account and distributed as set forth in Section 3.6 and other provisions of this Agreement,
(ii) the occurrence of an Event of Default in consequence of which Required Lenders elect to accelerate the maturity and payment of the Obligations, and
(iii) termination of this Agreement pursuant to Section 3.4 hereof; provided, however, that if the principal balance of Revolving Credit Loans outstanding at any time shall exceed the Borrowing Base at such time, Borrower shall, on demand, repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess. Principal payable on account of the Acquisition Term Loans shall be payable by Borrower to Agent, for the ratable benefit of Lenders in accordance with the terms and conditions of the Acquisition Term Notes, as applicable and the provisions of this Agreement;

                  (B) Interest accrued on the Prime Portion and the LIBOR Portion shall be due on the earliest of (i) the first day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in the consequence of which Required Lenders elect to accelerate the maturity and payment of the Obligations or (iii) termination of this Agreement pursuant to Section 3.4 hereof; provided, however, the Borrower hereby irrevocably authorizes Lenders, in Agent's sole discretion, to advance to Borrower and to charge to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient each month to pay all interest accrued on the Prime Portion and on the LIBOR Portion during the immediately preceding month.

                  (C)  Costs,   fees  and  expenses  payable  pursuant  to  this
Agreement shall be payable by Borrower, on demand, to Agent or to any other Person designated by Agent in writing; and

                  (D) The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrower to Lenders and/or Agent as and when provided in this Agreement, the Other Agreements or the Security Documents, or if no such specific payment provision is so provided, then on demand."

         8. Mandatory Prepayments. The following is inserted into the Loan Agreement as Section 3.9:

         "3.9 Proceeds of Sale, Loss, Destruction or Condemnation of Collateral. Except as provided in Section 7.4 hereof, if Borrower sells any of the Equipment or real Property, or if any of the Collateral is lost or destroyed or taken by condemnation, Borrower shall pay to Agent for the ratable benefit of Lenders, unless otherwise agreed by Required Lenders, as and when received by Borrower and as a mandatory prepayment of (x) the Acquisition Term Loans or (y) if the Acquisition Term Loans are paid in full, the outstanding Revolving Credit Loan a sum equal to the proceeds (including insurance payments) net of any reasonable costs of sale or disposition and provisions for any income tax expense incurred as a result of such sale or disposition received by Borrower from such sale, loss, destruction or condemnation. Any such prepayments shall be applied ratably among Lenders to principal installments due under the Acquisition Term Notes, as applicable, in inverse order of maturity. Such prepayments shall be governed by the provisions of Section 7.4. The foregoing notwithstanding, if the insurance or condemnation cash proceeds from any such loss or condemnation of Collateral are Two Hundred Fifty Thousand Dollars ($250,000) or less and if there is no existing and continuing Event of Default, Agent shall apply such proceeds to outstanding Revolving Credit Loans and, absent any subsequent Event of Default, shall make additional Revolving Credit Loans in the amount of such insurance or condemnation proceeds to Borrower in order to permit Borrower to replace or repair such lost, damaged, destroyed or condemned Equipment, Property or other Collateral."

         9. Collateral. Section 4.1 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

         "4.1.    Security Interest in Collateral.  To secure the
prompt payment and performance to Agent and Lenders of the

Obligations, Borrower hereby grants to Agent, for its benefit and the ratable benefit of Lenders, a continuing security interest in and Lien upon the following Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                  (A)      Accounts;

                  (B)      Inventory;

                  (C)      Equipment;

                  (D)      General Intangibles;

                  (E) All monies and other Property of any kind, now or at any time or times hereafter, in the possession or under the control of Agent or any Lender or a bailee of Agent or any Lender;

                  (F) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (A), (B), (C), (D) and (E) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral;

                  (G) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (A), (B), (C), (D), (E) or (F) above.

         Notwithstanding the foregoing, Collateral shall not include (1) any licenses or permits the encumbrance of which would violate any law, statute or regulation or (2) any contract rights (including, without limitation, any contracts or leases), the encumbrance of which would violate the terms of the agreements establishing such rights; provided that Borrower shall use reasonable good faith efforts to obtain any necessary consent to enable any such contract right to be included within the Collateral.

         10. Dispositions of Equipment. The following is inserted into the Loan Agreement as Section 7.4:

         "7.4 Dispositions of Equipment. Borrower will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Agent; provided, however, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Borrower's Equipment made after July 24, 1997 which, in the aggregate in respect to all such dispositions made after July 24, 1997 by Borrower during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of Two Hundred Fifty Thousand Dollars ($250,000) or less, provided that all proceeds thereof are remitted to Agent for application to the Loans pursuant to Section 3.9 or are expended pursuant to clause (ii) of this sentence, (iii) replacements of Equipment that is substantially worn, damaged, redundant, replaceable with better Equipment or obsolete with Equipment of like kind, function and value provided that the replacement Equipment shall be acquired prior to or concurrently or within 90 days of the disposition of the worn, damaged, redundant, replaceable with better Equipment, or obsolete Equipment, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens (except to the extent that the replaced equipment was subject to a Purchase Money Lien), and Borrower shall have given Agent at least 5 days prior written notice of such disposition; or
(iii) dispositions of Borrower's Equipment made prior to July 25, 1997.

         11. Negative Covenants. Section 9.2 (A) and 9.2(L) of the Loan Agreement are hereby deleted and the following are inserted in their stead:

         "9.2(A) Mergers; Consolidations; Acquisitions. Merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantially all of the Properties of any Person, except in respect to (i) a consolidation or merger involving only Borrower and one or more wholly-owned Subsidiaries or involving only two or more wholly-owned Subsidiaries of Borrower and (ii) a Permitted Acquisition."

                                              *          *          *

         (L) Capital Expenditures. Make Capital Expenditures which, in the aggregate, as to Borrower and its Subsidiaries, exceed, (i) during any fiscal year of Borrower (other than fiscal year 1997) Five Million Dollars ($5,000,000) or (ii) during fiscal year 1997 of Borrower Six Million Dollars ($6,000,000) (exclusive of the purchase price payable pursuant to the Wahlfeld Acquisition Documents)."

                                              *          *          *

         12. Financial Covenants. Section 9.3 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

         "9.3.    Specific Financial Covenants.  During the Term of
this Agreement, and thereafter for so long as there are any Obligations to Agent or any Lender, Borrower covenants that, unless otherwise consented to by Required Lenders in writing, it shall:

         (A) Minimum Net Worth. Maintain at the end of each fiscal quarter within the term hereof a Tangible Net Worth of not less than the amount shown below for the fiscal quarter corresponding thereto:


          Fiscal Quarter Ending                                      Amount

             March 31, 1997                                        $43,500,000

              June 30, 1997                                        $44,100,000

           September 30, 1997                                      $44,100,000

   December 31, 1997 and the last day
    of each fiscal quarter thereafter                              $44,500,000

         (B) Total Liabilities to Tangible Net Worth Ratio. Have at the end of each month within the Term hereof, a ratio of Indebtedness (computed in accordance with GAAP) to Tangible Net Worth equal to or less than the ratio set forth opposite such month in the following schedule:

                              Month Ending                     Ratio

January 31, 1997 and February 28, 19971.80 to 1

March 31, 1997, April 30, 1997 and May
31, 1997                                                     1.97 to 1

June 30, 1997, July 31, 1997 and August
31, 1997                                                     2.10 to 1

September 30, 1997, October 31, 1997
and November 30, 1997           2.00 to 1

December 31, 1997 and the last day
of each month thereafter        1.75 to 1

         (C) Interest Coverage Ratio. Have at the end of each fiscal quarter of Borrower within the Term hereof, commencing with the fiscal quarter ending March 31, 1997, an Interest Coverage Ratio for the twelve consecutive months then ended equal to or greater than the Interest Coverage Ratio set forth opposite the last day of each such fiscal quarter in the following schedule:


         Fiscal Quarter Ending                     Interest Coverage Ratio

            March 31, 1997                                2.75 to 1

             June 30, 1997                                1.50 to 1

          September 30, 1997                              1.50 to 1

           December 31, 1997                              1.75 to 1

            March 31, 1998                                1.75 to 1

             June 30, 1998                                2.00 to 1

          September 30, 1998                              2.25 to 1

           December 31, 1998                              2.25 to 1

            March 31, 1999                                2.50 to 1

             June 30, 1999                                2.50 to 1

  September 30, 1999 and the last day
   of each fiscal quarter thereafter                      2.75 to 1

         (D) Fixed Charge Coverage Ratio. Have the end of each fiscal quarter of Borrower within the Term hereof, commencing with the fiscal quarter ending December 31, 1997, a Fixed Charge Coverage Ratio for the twelve consecutive months then ended equal to or greater than the ratio set forth opposite the last day of each such fiscal quarter in the following schedule:


          Fiscal Quarter Ending               Fixed Charge Coverage Ratio

            December 31, 1997                          .50 to 1

             March 31, 1998                            1.00 to 1

              June 30, 1998                            1.25 to 1

           September 30, 1998                          1.25 to 1

   December 31, 1998 and the last day
    of each fiscal quarter thereafter                  1.50 to 1

         13.      Intentionally Omitted.

         14. Conditions Precedent. This Tenth Amendment shall become effective upon the satisfaction of the following conditions precedent:

         14.1 Agent shall have received each of the following documents, in form and substance satisfactory to it:

         (A) The Tenth Amendment executed by Borrower, each Lender and Agent;

         (B) A Certificate of the Secretary of Borrower, together with true and correct copies of the Certificate of Incorporation and Bylaws of Borrower, and all amendments thereto, true and correct copies of the resolutions of the Board of Directors of Borrower authorizing or ratifying the execution, delivery and performance of this Tenth Amendment, the Acquisition Term Notes the Revolving Notes, the other Security Documents and any Other Agreements to be executed in connection with this Tenth Amendment, and the names of the officer of officers of each Borrower authorized to sign this Tenth Amendment, the Acquisition Term Notes, the Revolving Notes, the other Security Documents and Other Agreements to be executed in connection with this Tenth Amendment, together with a sample of the true signature of each such officer;

         (C) The Acquisition Term Notes evidencing the Five Million Dollars ($5,000,000) Acquisition Term Loan, the proceeds of which are to be used to fund, in part, the purchase price payable pursuant to the Wahlfeld Acquisition Documents;

         (D) Amended and Restated Revolving Notes (the "Revolving Notes"). The outstanding Revolving Note previously delivered to Lenders are hereinafter referred to as the "Original Revolving
Note;"

         (E) First Mortgage in respect to the Property referred in clause (iii) of the definition of Mortgages (the "Oshkosh
Property");

         (F) Fully paid mortgagee title insurance policies (or binding commitments to issue title insurance policies, marked to Agent's satisfaction to evidence the form of such policies to be delivered after the Closing Date), in standard ALTA form, issued by a title insurance company satisfactory to Lender, each in an amount equal to not less than the fair market value of the Oshkosh Property, insuring that the Mortgages on such real Property shall create a valid Lien on all such real Property described therein with no exception which Agent shall not have approved in writing;

         (G)      An ALTA Survey with respect to the Oshkosh Property;

         (H) UCC-1 Financing Statements for filing in the central filing office of the State of Wisconsin and such other states as Agent reasonably deems appropriate;

         (I) The favorable, written opinion, of Winthrop, Stimson, Putnam & Roberts, a counsel to Borrower, as to the transactions contemplated by this Tenth Amendment and any of the other Loan
Documents to be executed in connection with the Tenth Amendment;

         (J) Mortgage releases and UCC-3 termination statements from Harris Trust and Savings Bank in respect to the Oshkosh Property and the Equipment located thereon;

         (K)      The Wahlfeld Acquisition Documents; and

         (L) Such other documents, instruments and agreements as Agent shall reasonably request in connection with the foregoing matters.

         14.2. Upon the satisfaction of each of the above-listed conditions precedent, Lenders shall return the Original Revolving
Notes marked "Amended and Superseded."

         14.3 The foregoing notwithstanding Agent may elect to waive fulfillment of the condition precedent listed in Section 14.1(B) and permit this Tenth Amendment to become effective and permit Borrower to close the acquisition contemplated by the Wahlfeld Acquisition Documents. In the event that Agent so elects to waive such condition precedent, then; (i) Borrower agrees to deliver the Certificate of Secretary referenced to therein to Agent on or prior to August 1, 1997 and failure to make such delivery shall constitute an Event of Default; (ii) the Maximum Revolving Credit Loan shall be limited to Sixty-Five Million Dollars ($65,000,000) until Borrower makes such delivery; (iii) Lenders shall not be required to make any Acquisition Term Loans until such delivery is made; (iv) the Lender's Revolving Credit Loan Commitments and Revolving Credit Percentages in effect prior to the execution of this Tenth Amendment shall remain in effect until such Certificate of Secretary is delivered to Borrower; and (v) Borrower may fund the purchase price payable pursuant to the Wahlfeld Acquisition Documents from the proceeds of Revolving Credit Loans. Upon delivery of such Certificate of Secretary, Borrower may drawn down the initial $5,000,000 Acquisition Term Loan provided that the proceeds thereof shall be used to the extent required, to pay down the Revolving Credit Loan in an amount equal to the purchase price payable under the Wahlfeld Acquisition Documents.

         15. Amendment Fee. In order to induce Agent and Lenders to enter into this Tenth Amendment, Borrower agrees to pay Agent, for the ratable benefit of Lenders, an amendment fee in the amount of One Hundred Fifty Thousand Dollars ($150,000).

         16. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

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         IN WITNESS  WHEREOF,  this Tenth Amendment has been duly executed as of the day and year specified at the beginning hereof.


                           MORGAN PRODUCTS LTD. ("Borrower")


                    By: ____________________________________
                       Name:______________________________
                       Title:_____________________________


                           FLEET CAPITAL CORPORATION
                           ("Agent" and "Lender")


                    By:_____________________________________
                       Name:______________________________
                       Title:_____________________________

                           Revolving Loan Commitment:         $48,888,889.22
                 Acquisition Term Loan Commitment: $6,111,110.78

                    HARRIS TRUST AND SAVINGS BANK ("Lender")


                    By:_____________________________________
                       Name:______________________________
                       Title:_____________________________

                           Revolving Loan Commitment:        $13,333,333.00
                 Acquisition Term Loan Commitment: $1,666,667.00


                           BANK OF AMERICA NATIONAL TRUST AND
                  SAVINGS ASSOCIATION, ("Lender"), Successor by
                           Merger to Bank of American Illinois


                    By:_____________________________________
                       Name:______________________________
                       Title:_____________________________

                           Revolving Loan Commitment:     $17,777,777.78
                 Acquisition Term Loan Commitment: $2,222,222.22

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                                   EXHIBIT A-1

                             SECURED PROMISSORY NOTE
                             (Acquisition Term Note)
$___________                                                  ___________, 19__
                                                            -------------,-----



         FOR VALUE RECEIVED, the undersigned hereinafter "Borrower"), hereby promises to pay to the order of, a ___________________ corporation (hereinafter "Lender"), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of___________________________ Dollars ($_______),
together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

         This Secured Promissory Note (the "Note") is one of the Acquisition Term Notes referred to in, and is issued pursuant to, that certain Loan and Security Agreement dated as of July 14, 1994 by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation ("FCC") as Agent for said lenders (FCC in such capacity "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents, as amended from time to time, are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

         (b) Principal shall be due and payable monthly commencing on __________, 19__, (September 1, 1997 in respect to the first Acquisition Term Loan), and continuing on the first day of each month thereafter to and including __________, 200__ in installments of (x) _____________________ Dollars ($_______) on the first day of each month for the period from _______________, 199__ to and including _________,
         200 and (y) _____________________  Dollars ($________) on the first day of each month for the period from

         ___________, 200__ to and including _____________, 200__;
         and


         (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

         This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.9 of the Loan Agreement. Borrower may also prepay this Note at any time without penalty or premium except as otherwise provided in
Section 3.1(B) of the Loan Agreement.

         Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.


                                           MORGAN PRODUCTS LTD.,
                                          a Delaware corporation


                                     By: _______________________________

                                              Name:_________________________

                                              Title:________________________


                                        2

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